UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  ______________________________________________________________
FORM 8-K
  ______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2019
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Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

 ______________________________________________________________

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle
Fremont, California 94555
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (650) 357-3500
 ______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	EFII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 15, 2019, Electronics For Imaging, Inc., a Delaware corporation (“EFI” or the “Company”), held a special meeting of the Company’s stockholders in Menlo Park, California (the “EFI Special Meeting”). As of June 10, 2019, the Company’s record date for the EFI Special Meeting, there were a total of 43,156,485 shares of common stock, par value $0.01 per share (the “EFI common stock”), outstanding and entitled to vote at the EFI Special Meeting. At the EFI Special Meeting, 31,263,398 shares of EFI common stock were present or represented by proxy and, therefore, a quorum was present. The Company’s stockholders voted on two proposals, each of which was approved by the requisite vote of the Company’s stockholders. The final voting results for the proposals are set forth below.

Proposal 1: A proposal to adopt the Agreement and Plan of Merger, dated April 14, 2019 (as may be amended from time to time, the “Merger Agreement”), among East Private Holdings II, LLC (“Parent”), East Merger Sub, Inc. (“Merger Sub”), which is a wholly owned subsidiary of Parent, and EFI, pursuant to which Merger Sub will be merged with and into EFI (the “Merger”), with EFI continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Parent (the “Merger Proposal”).

For	Against	Abstain
31,171,728	32,897	58,773

Proposal 2: A non-binding, advisory proposal to approve specified compensation that will or may become payable to EFI’s named executive officers in connection with the Merger.

For	Against	Abstain
18,568,115	12,598,722	96,561

As there were sufficient votes to approve the Merger Proposal, stockholder action on a third proposal, to approve the adjournment of the EFI Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the EFI Special Meeting to adopt the Merger Agreement, was not required and the Company did not call the vote on that proposal.

The affirmative vote of EFI stockholders holding a majority of the outstanding shares of EFI common stock entitled to vote on the Merger Proposal satisfies one of the conditions to the closing of the merger contemplated by the Merger Agreement, which remains subject to other customary closing conditions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 15, 2019	ELECTRONICS FOR IMAGING, INC.
(Registrant)
		By:	/s/ Alex Grab
Alex Grab
General Counsel, Chief Legal Officer & Corporate Secretary